Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of May 5, 2017, is entered into among Raymond James Financial, Inc., a Florida corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders, the Swing Line Lenders and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement, dated as of August 6, 2015 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “August 6, 2020” with a reference to “May 5, 2022.”

2.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    Executed Agreement. Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent.

(b)    Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date hereof.

(c)    Officer’s Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that (A) no Default or Event of Default shall exist, or would result from the transactions contemplated by this Agreement, (B) there has been no event or circumstance since December 31, 2016 that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (C) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

(d)    Secretary’s Certificate. Receipt by the Administrative Agent of (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible

Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement, (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation and (iii) copies of the Organization Documents of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of the Borrower to be true and correct as of the date hereof.

(e)    Expenses. The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof.

(f)    Fees. Payment by the Borrower of any fees as the Borrower may have agreed to pay in writing.

3.    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    The Borrower hereby represents and warrants as follows:

(i)    The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement other than those that have already been obtained and are in full force and effect.

(c)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(d)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.    Exiting Lender. Fifth Third Bank, in its capacity as a Lender under the Credit Agreement (the “Exiting Lender”), is signing this Agreement for the sole purposes of terminating its Commitment. As of the date hereof, (a) the Commitment of the Exiting Lender shall be reduced to zero and the Exiting Lender shall cease to have any rights or duties as a Lender under the Credit Agreement and the other Loan Documents except for rights or duties in respect of expense reimbursement and indemnification provisions in the Credit Agreement in favor of the Exiting Lender which by their express terms would survive termination of the Credit Agreement, (b) the Borrower shall pay to the Exiting Lender all outstanding Obligations owing to it substantially contemporaneously with the effectiveness of this Agreement and thereafter shall have no obligations or liabilities to the Exiting Lender in its capacity as a Lender other than obligations in respect of indemnity and reimbursement which by their express terms would survive termination of the Credit Agreement and (c) each Lender (other than the Exiting Lender) agrees that, after giving effect to this Agreement, that it shall have the Commitment as reflected on the amended and restated Schedule 2.01 to the Credit Agreement as set forth on Exhibit A attached hereto.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.1

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:            RAYMOND JAMES FINANCIAL, INC.,
a Florida corporation

By:    /s/ Jeffrey P. Julien
Name:    Jeffrey P. Julien
Title:     Executive Vice President – Finance,
Chief Financial Officer and Treasurer

RAYMOND JAMES FINANCIAL, INC.
SECOND AMENDMENT

Exhibit 10.1

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:        /s/ Cindy Jordan
Name:    Cindy Jordan
Title:    Assistant Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender and a Swing Line Lender

By:        /s/ Sherman Wong
Name:    Sherman Wong
Title:    Director

REGIONS BANK,
as a Lender and a Swing Line Lender

By:        /s/ Peter Wesemeier
Name:    Peter Wesemeier
Title:    Managing Director

CITIBANK, N.A.,
as a Lender and a Swing Line Lender

By:        /s/ Erik Andersen
Name:    Erik Andersen
Title:    Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Swing Line Lender

By:        /s/ Victoria Teterceva
Name:    Victoria Teterceva
Title:    Vice President

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender and a Swing Line Lender

By:        /s/ Michael F. Ugliarolo
Name:    Michael F. Ugliarolo
Title:    Vice President

RAYMOND JAMES FINANCIAL, INC.
SECOND AMENDMENT

Exhibit 10.1

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:        /s/ Brad Bowen
Name:    Brad Bowen
Title:    Senior Vice President

THE BANK OF NEW YORK MELLON,
as a Lender

By:        /s/ Matthew W. Thigpen
Name:    Matthew W. Thigpen
Title:    Sr. Associate

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Alaa Shraim
Name:    Alaa Shraim
Title:    Vice President

EXITING LENDER:        The party below is executing this Agreement for the sole purpose of terminating its Commitment as set forth in paragraph 5 above.

FIFTH THIRD BANK,
as Exiting Lender

By:        /s/ J. David Izard
Name:    J. David Izard
Title:    Vice President

RAYMOND JAMES FINANCIAL, INC.
SECOND AMENDMENT

Exhibit 10.1

EXHIBIT A

SCHEDULE 2.01
COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage of Aggregate Revolving Commitments
Bank of America, N.A.	$50,000,000.00	16.666666667%
Regions Bank	$50,000,000.00	16.666666667%
Citibank, N.A.	$40,000,000.00	13.333333333%
JPMorgan Chase Bank, N.A.	$40,000,000.00	13.333333333%
U.S. Bank National Association	$40,000,000.00	13.333333333%
Branch Banking and Trust Company	$26,666,666.67	8.8888888890%
PNC Bank, National Association	$26,666,666.67	8.8888888890%
The Bank of New York Mellon	$26,666,666.66	8.8888888890%
TOTAL:	$300,000,000.00	100.000000000%